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                                      SECURITIES AND EXCHANGE COMMISSION
                                            WASHINGTON, D.C. 20549

                                    --------------------------------------

                                                   FORM 8-K

                                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported): October 24, 1997

                                          HARVEYS CASINO RESORTS
                        (Exact name of registrant as specified in its charter)


     Nevada                      1-12802                88-0066882
(State or other          (Commission file number)      (IRS Employer
jurisdiction                                       Identification Number)
of incorporation)

                                         Highway 50 & Stateline Avenue
                                                 P. O. Box 128
                                           Lake Tahoe, Nevada 89449
                                   (Address of principal executive offices)


     Registrant's telephone number, including area code:     (702) 588-2411


                                                 Inapplicable
          (Former name or former address, if changed since last report)




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Item 2.  Disposition of Assets

On October 24, 1997, Harveys Casino Resorts (hereinafter the 'Registrant' or the 'Company')sold (a) all of the capital stock of Hard Rock Hotel, Inc., a Nevada corporation, ('HRHC')held by the Registrant, representing 40% of the then outstanding capital stock of HRHC, and (b) all of the Registrant's rights under a management agreement then in effect between HRHC and Harveys L. V. Management Company, Inc. ('HLVMC'), a Nevada corporation and a wholly-owned subsidiary of the Registrant, relating to the management and operations of the Hard Rock Hotel and Casino owned by HRHC ( the 'Management Agreement'). The capital stock and the rights under the Management Agreement were sold to HRHC. The sale closed pursuant to the terms of a Stock Purchase and Management Buyout Agreement entered into on July 1, 1997 by and among the Registrant, HLVMC, Lily Pond Investments, Inc., a Nevada corporation, ('Lily Pond') and HRHC. Upon the closing the Management Agreement terminated and a stockholders agreement among the Registrant, HRHC and Lily Pond was canceled.

The Registrant received $45.0 million cash for the capital stock and the Registrant's rights under the Management Agreement. The Registrant received, in addition, approximately $1.2 million cash in satisfaction of a note and other amounts due the Registrant from HRHC as of October 24, 1997.

Item 7.  Financial Statements and Exhibits.

Harveys Casino Resorts Pro Forma Condensed Consolidated Financial Statements as of August 31, 1997 and for the Nine Months Ended August 31, 1997 and the Year Ended November 30, 1996 begin on page 3.

See attached Exhibit Index on page 8.

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                                         HARVEYS CASINO RESORTS
                       PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The Company's unaudited pro forma condensed consolidated financial statements as of August 31, 1997 and for the nine months ended August 31, 1997 and the year ended November 30, 1996 give effect to the sale by the Company of its interests in Hard Rock Hotel, Inc., as set forth in Note 1 to these financial statements, as if such transaction had occurred, for balance sheet purposes, on August 31, 1997 and, for income statement purposes, on December 1, 1995. These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company's consolidated financial statements, and notes thereto, appearing in the Company's Annual Report on Form 10-K for the year ended November 30,1996 and the Company's unaudited condensed consolidated financial statements, and notes thereto, appearing in the Company's Quarterly Report on Form 10-Q for the quarterly period ended August 31, 1997.

The pro forma information is not necessarily indicative of the results that would have been reported had such transaction actually occurred on the dates specified, nor is it indicative of the Company's future results.

                                          HARVEYS CASINO RESORTS
                         PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                         (dollars in thousands)
                                              August 31, 1997

                                    Historical      HRHC           Pro Forma
                                  Consolidated Disposition(1)   Consolidated(2)
                                 ------------ ---------------  ----------------
     ASSETS
Cash and equivalents               $ 26,048       $ 18,063        $ 44,111
Accounts and notes receivable, net    6,083          (626)          5,457
Other current assets                 12,925              -          12,925
                                  ---------      ---------       ---------
  Total current asse                  4,056         17,437          62,493

Property and equipment(net of
accumulated depreciation of
$123,595)                           319,900             -         319,900
Other assets                         20,529           (971)         19,558
Investment in unconsolidated
 affiliate                           16,561         16,561)              -
                                   --------       ---------       --------
  Total assets                     $402,046       $    (95)       $401,951
                                   ========       =========       ========

  LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities                 $ 38,438       $      -        $ 38,438
Long-term debt, net of current
 portion                             167,720        (17,500)        150,220
Deferred income taxes                 19,339           (614)         18,725
Other liabilities                     15,986              -          15,986
                                    --------       ---------       --------
  Total liabilities                  241,483         (18,114)       223,369

Stockholders' equity                 160,563          18,019        178,582
                                    --------       ---------       --------
Total liabilities and stockholders'
    equity                          $402,046       $     (95)      $401,951
                                    ========       ==========      ========

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                                           HARVEYS CASINO RESORTS


                       PRO FORMA CONDENSED CONSOLIDATED  STATEMENT OF INCOME
                          (dollars in thousands, except per share amounts)
                                    Nine Months Ended August 31, 1997

                   Historical     HRHC          Adjustments for     Pro Forma
                 Consolidated  Disposition (1)  Disposition (4) Consolidated(5)

Revenues
Casino              $162,397     $       -         $      -         $162,397
 Lodging              24,659             -                -           24,659
 Food and beverage    33,380             -                -           33,380
 Other                 5,267             -                -            5,267
 Management fees and
 joint venture         3,920        (3,920)               -                -
 Less: Casino
    promotional
    allowances       (16,092)            -                -          (16,092)
                     --------    ----------        --------         ---------
Total net revenues   213,531        (3,920)               -          209,611
                    --------     ----------        --------         ---------
Costs and expenses
 Casino               75,168             -                -           75,168
 Lodging              10,051             -                -           10,051
 Food and beverage    22,595             -                -           22,595
 Other operating       2,145             -                -            2,145
 Selling, general
 and administrative   55,432             -                -           55,432
 Depreciation and
 amortization         13,987          (166)               -           13,821
                    --------     ----------         --------         --------
Total costs
 and expenses        179,378          (166)               -          179,212
                    --------     ----------         --------         --------
Operating income      34,153        (3,754)               -           30,399
                    --------     ----------        ---------        --------
Other income (expense)
  Interest income        245           (12)               -              233
  Interest expense   (14,776)            -            1,548         (13,228)
  Other, net              49             -                -              49
                   ---------     ----------       ----------       ---------
                     (14,482)          (12)           1,548         (12,946)
                   ---------     ----------       ----------       ---------
Income before
income taxes          19,671        (3,766)            1,548          17,453
Income tax provision  (7,965)        1,525              (542)         (6,982)
                   ---------     ----------        ----------       ---------
     Net income     $ 11,706     $  (2,241)        $   1,006        $ 10,471
                   =========     ==========        ==========       =========
Net income per
 common share (3)   $   1.19                                        $   1.06
                    =========                                       =========

Weighted average shares used in calculating income per common share

                   9,835,297                                        9,835,297
                   =========                                        =========

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                                      HARVEYS CASINO RESORTS
                     PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                        (dollars in thousands, except per share amounts)
                                   Year Ended November 30, 1996

                                  HRHC          Adjustments for   Pro Forma
                 Consolidated  Disposition (1)  Disposition (4) Consolidated(5)
                 ------------  ---------------  --------------- --------------
Revenues
Casino              $186,369     $       -          $      -       $186,369
Lodging               28,746             -                 -         28,746
Food and beverage     39,852             -                 -         39,852
Other                  6,402             -                 -          6,402
Management fees
and joint venture      5,023        (5,023)                -              -
Less: Casino
promotional
allowances           (18,643)            -                 -        (18,643)
                    ---------    ----------        ---------       ---------
Total net revenues   247,749        (5,023)                -         242,726
                   ---------     ----------        ---------       ---------
Costs and expenses
 Casino               86,732             -                 -          86,732
 Lodging               11,67             -                 -          11,677
 Food and beverage    24,797             -                 -          24,797
 Other operating       2,813             -                 -           2,813
 Selling, general
 and administrative   67,128            (2)                -          67,126
 Depreciation and
 amortization         16,482          (221)                -          16,261
 Pre-opening expenses  4,099             -                 -           4,099
                   ---------     ----------        ---------       ---------
Total costs and
expenses             213,728          (223)                -          213,505
                   ---------     ----------        ---------        ---------
 Operating income     34,021        (4,800)                -           29,221
                   ---------     ----------        ---------        ---------
Other income (expense)
  Interest income        904            (6)                -              898
  Interest expense   (15,099)            -             2,081          (13,018)
  Other, net            (221)            -                 -             (221)
                   ---------    ----------         ---------         ---------
                     (14,416)          (6)             2,081          (12,341)
                   ---------    ----------         ---------         ---------
Income before income
taxes and
extraordinary item    19,605        (4,806)            2,081           16,880
Income tax provision  (7,791)        1,766              (728)          (6,753)
                   ---------    ----------         ---------         ---------
Income before
extraordinary item    11,814        (3,040)            1,353           10,127

Loss on early
retirement of debt,
  net of taxes           522             -                 -              522
                   ---------    ----------          ---------         ---------
     Net income     $ 11,292    $  (3,040 )         $  1,353          $  9,605
                   =========    ==========          =========         =========
Net income per common
sharebefore extraordinary
 item (3)           $   1.22                                          $   1.04
                   =========                                          =========
Weighted average shares
used in calculating
income per common
share before
extraordinary
item              9,698,500                                           9,698,500
                 ==========                                           =========

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                                     HARVEYS CASINO RESORTS
NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1. The Company's unaudited pro forma condensed consolidated balance sheet as of August 31, 1997 gives effect to the sale by the Company of its 40% equity interest in the outstanding capital stock of HRHC and the buyout of the Company's management agreement, under which the Company managed the Hard Rock Hotel and Casino ( the 'HRHC Transaction'), as though the HRHC Transaction had taken place on August 31, 1997. The Company's unaudited pro forma condensed consolidated income statements for the nine months ended August 31, 1997 and the year ended November 30, 1996 give effect to the HRHC Transaction as though it had taken place on December 1, 1995.

2. The gross proceeds, had the HRHC Transaction taken place on August 31, 1997, would have included $45.0 million cash for the capital stock and the Company's rights under the management agreement and approximately $1.3 million cash in satisfaction of a note and other amounts due the Company from HRHC as of August 31, 1997. The Company's unaudited pro forma condensed consolidated balance sheet as of August 31, 1997 includes (a) the estimated net proceeds from the HRHC Transaction, and the use thereof, and (b) the estimated increase in retained earnings as a result of the after tax gain on the HRHC Transaction, each calculated as follows
    (dollars in thousands):

               Gross proceeds                                 $46,330
               Income taxes, cash                             (10,317)
               Estimated transaction costs                       (450)
                                                              --------
               Net proceeds                                    35,563
               Reduction of long-term debt                    (17,500)
                                                              --------
               Increase in cash balances                      $18,063
                                                              ========
               Gross proceeds                                 $46,330
               Book basis, at August 31,1997, of assets sold  (18,158)
               Estimated transaction costs                       (450)
                                                              --------
               Gain                                            27,722
               Income taxes, cash                             (10,317)
               Decrease in deferred income taxes                  614
                                                              --------
               Gain, net of taxes                             $18,019
                                                              ========

3. Net income per common share and net income per common share before extraordinary item are computed based on the weighted average number of shares of common stock and dilutive common stock equivalents outstanding during the period. Fully diluted per share amounts are the same as primary per share amounts for all periods presented.


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                                            HARVEYS CASINO RESORTS
NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (continued)

4. The adjustments to the Company's unaudited pro forma condensed consolidated statements of income for the nine months ended August 31, 1997 and the year ended November 30,1996 include (a) the reduction in interest expense to reflect the use of the estimated net proceeds, that would have been received from the HRHC Transaction if the HRHC Transaction had closed on December 1, 1995, to reduce the amount outstanding under the Company's reducing, revolving credit agreement with a consortium of banks, and (b) an increase in the income tax provision, at the statutory rate, to reflect the decreased deduction for interest expense discussed above.

5. The unaudited pro forma condensed consolidated income statements for the nine months ended August 31, 1997 and for the year ended November 30,1996 exclude the net gain of approximately $17.9 million recognized on the close of the HRHC Transaction at October 24, 1997 calculated as follows (dollars in thousands):

          Gross proceeds                                    $46,227
          Book basis, at October 24, 1997, of assets sold   (18,256)
          Estimated transaction costs                          (450)
                                                            --------
          Gain                                               27,521
          Income tax at statutory rate                       (9,632)
                                                            --------
          Gain, net of taxes                                $17,889
                                                            ========

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                                                 EXHIBIT INDEX


Exhibit #  Description

2.1        Stock Purchase Agreement, dated July 1, 1997. (1)

99.1       Press release, dated July 1, 1997. (1)

           --------------------------------------------

           (1) Incorporated herein by reference to Registrant's Current Report on Form 8-K dated July 1, 1997


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                                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     HARVEYS CASINO RESORTS
                                     (Registrant)


DATED: November 5, 1997              /s/ John J. McLaughlin
                                     -------=----------------
                                     John J. McLaughlin
                                     Senior Vice President,
                                     Chief Financial Officer and Treasurer